Exhibit 10.3
****Text omitted and filed separately
Confidential treatment requested under
17 C.F.R. §200.80(b)(4) and 17 C.F.R. 24b-2

Microsoft Statement of Work

MS Vendor Number:	****
Business Name:	Rainmaker Systems Inc
Street Address:	900 East Hamilton Ave, Suite 400
City, State, Zip Code:	Campbell, CA, 95008
Vendor Contact:	****
Vendor Contact E-mail:	****
Full Name of the Vendor Agreement:	****,**** and **** Trials Management
Effective Date of the SOW:	July 23, 2012
Statement of Work Period of Performance (date range)	July 1, 2012 – June 30, 2015
Microsoft Business Contact:	****

This Statement of Work (“SOW”) to the Vendor Services Agreement effective 2/26/2010 (“Agreement” or “VSA”) between Microsoft Corporation (“Microsoft”) and Rainmaker Systems Inc (“Vendor”) is entered into between the parties and is effective on July 23, 2012 (“SOW Effective Date”). This SOW reflects the joining of the **** and **** SOWs (previously separate) into one SOW. This SOW is subject to all terms and conditions in the Agreement. In the event of a conflict between the SOW and the Agreement, the terms and conditions of the SOW will prevail. The parties agree as follows:

1.	Introduction / Purpose Statement
The purpose of this SOW is to document the requirements, specifications, implementation approach, deliverables, pricing and other rights and obligations of the parties to achieve Microsoft’s objectives as more clearly described herein. Capitalized terms used but not defined in this SOW will have the meanings described in the Agreement.

The following provides a general overview of Work to be provided under this SOW:

The scope and primary objectives are to:

•	Manage the ****, **** and the ****trial experience through tele-engagement with trial customers

•
Manage the profiling and qualification of ****, **** Online and ****trial customers and attach the qualified customer to Microsoft’s channel partners and Microsoft field sales per business rules provided to Rainmaker by Microsoft.

•	Manage and maintain Chat support for all customers and partners through profiling and qualification of ****, **** Online and ****trial customers

•	Generate ****, **** Online and ****trial interest through Outbound calling into subsidiary provided contact lists

•	Verify and maintain data quality in Microsoft systems and tools on a daily basis

2.	Description of Work

The following describes the project expectations and specifications; Vendor activities; and reporting requirements for:  Work, Services, handling of Microsoft Products, and/or other items or materials that Vendor will perform and/or deliver to Microsoft under this SOW and in accordance with the Agreement  (collectively, the “Work”).

2.1.	Product Specifications
With the launch of ****, Microsoft now sells directly to business customers and public agencies as well as through its extensive network of partners.

The ****, **** Online and **** helps a Microsoft Customer:

****

•	Manage Updates

•	Protect PC’s from Malware

•	Track Hardware and Software Inventory

•	Proactively Monitor PCs

•	Provide Remote Assistance

•	Set Security Policies

•	Manage Multiple Customer Accounts from a single view

•	Increase your insight with reporting tools

****

****

•	Email & Calendar

•	Office Web Apps

•	Websites & Collaboration
IM & Online Meetings

****

****

•	Increase Sales Performance

•	Boost customer satisfaction

•	Improve marketing effectiveness

2.2.	Services
The scope of services requested is focused on customer qualification through:

•	Manage the profiling and qualification of ****, **** Online and ****trial customers and attach the qualified customer to Microsoft’s channel partners

•	Manage and Maintain Chat support for all customers and partners through profiling and qualification of ****, **** Online and ****trial customers

•
Deliver outbound calling to prospective customer to drive ****, **** Online and ****trials. Microsoft will be responsible for providing customer contact lists and training or campaign review where necessary.

The ****, **** Online and ****Trials process will be supported by

i.	Inside Sales Specialist (ISS )
The Inside Sales Specialist (ISS) will be responsible for attempting to reach customers from trials, chats or prospecting campaigns with the objective of conducting customer profiling and basic needs discovery, qualify an opportunity following BANT criteria. This includes:

•	Discussing with customers Microsoft value proposition of its **** offerings

•	Explaining to customers how Microsoft **** offerings will benefit customers business

•	Validating the customer profile information captured during Trial Sign-Up

•	Augmenting the customer profile with additional data account and contact data including:

◦	Customer’s industry

◦	Contact’s job role

◦	Details of the customer’s current infrastructure and solutions

◦	Intended use

◦	Timeline for purchasing decision

◦	Estimated number of users

•	Understanding why the customer has chosen to sign-up for an Online trial

•	Understanding the basic needs of the customer from a PC Management and Office application functionality perspective

•	Understanding the basic needs of the customer from a CRM functionality perspective i.e. Sales Force Automation, Customer Care etc.

•	Understanding whether the customer is currently working with a Microsoft partner on their requirements.

•	Recommending a Microsoft Partner for those customers that do not have a preferred Partner

•	Ascertaining the customer’s segment according to Microsoft account segmentation

•	Identifying the next steps for the customer based on the data captured

•	Setting the appropriate expectations with the customer in regards to follow-up

•	Ensuring all relevant data gathered is accurately logged in Tiger CRM
In addition to deploying a well-defined engagement model, Inside Sales Specialist (ISS ) will leverage Microsoft Solution Sales Specialists, other Microsoft Sales and Services professionals and Microsoft partners who will assist in providing customers with world-class solutions.

2.3.	Locations
(a)    Facilities
Vendor shall perform the Work under this SOW at the following Site(s) (owned or leased by Vendor)

Site Name	Location
Rainmaker Europe	Riverview House Weyside Park Catteshall Lane Godalming GU7 1XE United Kingdom
Rainmaker Asia	The Square Greenfield District Second Floor Mandaluyong City, Philippines Or Alphaland Makati City, Philippines
Austin Texas	1908 Kramer Lane Suite B-300 Austin, TX 78758

Should vendor wish to provide services for this SOW at a location not listed in section 2.3(a), they must first seek and obtain written approval from Microsoft.

(b)    Language Support
Vendor shall provide the Work under this SOW in the following language(s):

Language Essential (Required)
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****

(c)    All vendor staff including but not limited to ISS, Team Leads, shall have a working knowledge of English

i.    Adding Supported Languages
Microsoft may request that additional languages be added to support the target geographic areas and languages not listed as essential in 2.3b to the program via the Change Order process. The addition of new languages to the program is subject to (i) the commercial availability of the language skill at the location requested (ii) and the agreement that Microsoft will pay any cost associated with developing or adapting training materials in said language.

ii.    Removal or Relocation of a Program Language
In the event that Rainmaker wishes to remove or relocate an Essential Program Language, the request must be handled through the change order process.

iii.    Changes in Supported Languages
Rainmaker may request the removal or reassignment of any program language related to a Call Center using the Change Order process. Rainmaker must have approval from Microsoft to remove or reassign any program languages for Services currently being delivered under the SOW. Microsoft agrees it will not unreasonably withhold or delay such approval.

2.4.	Hours of Operation
Days and Hours of Support

Standard Hours of Operation
Weekdays	Rainmaker will provide appropriate coverage during respective business hours of each country covered.

The vendor will provide and schedule the appropriate staffing to ensure continuous coverage during business hours for each of the geographic areas being served by that center. For public holidays of the host site that are not observed by the target geographic area the vendor must maintain resource coverage in EMEA and APAC, excluding Americas, which will observe site holidays. Vendor agrees that Microsoft will not pay for overtime to employees.

The target geographic areas are as follows:

Area	Market	Language	Regional Center
APAC	****	****	****
APAC	****	****	****
APAC	****	****	****
APAC	****	****	****
APAC	****	****	****
Canada	****	****	****
CEE	****	****	****
CEE	****	****	****
CEE	****	****	****

CEE	****	****	****
CEE	****	****	****
CEE	****	****	****
France	****	****	****
GCR	****	****	****
GCR	****	****	****
Germany	****	****	****
India	****	****	****
LATAM	****	****	****
LATAM	****	****	****
LATAM	****	****	****
LATAM	****	****	****
LATAM	****	****	****
LATAM	****	****	****
LATAM	****	****	****
LATAM	****	****	****
LATAM	****	****	****
LATAM	****	****	****
LATAM	****	****	****
LATAM	****	****	****
LATAM	****	****	****
LATAM	****	****	****
LATAM	****	****	****
LATAM	****	****	****
MEA	****	****	****
MEA	****	****	****
MEA	****	****	****
MEA	****	****	****
MEA	****	****	****
MEA	****	****	****
MEA	****	****	****
MEA	****	****	****
MEA	****	****	****
MEA	****	****	****
MEA	****	****	****
MEA	****	****	****
MEA	****	****	****
UK	****	****	****
US	****	****	****
US	****	****	****
WE	****	****	****
WE	****	****	****

WE	****	****	****
WE	****	****	****
WE	****	****	****
WE	****	****	****
WE	****	****	****
WE	****	****	****
WE	****	****	****
WE	****	****	****
WE	****	****	****
WE	****	****	****
WE	****	****	****
WE	****	****	****

Outbound calling must comply with the national, regional and local regulations applicable to business to business calls in each of the markets or countries being served.

It is Vendor’s responsibility to ensure that all local and national employment laws are complied with in connection with Vendor’s employees.

Should Microsoft wish to extend the times during which Vendor provides Services, Vendor agrees to make all reasonable efforts to comply with such requests after all such requests are documented, via the Change request process as detailed in the VSA.

2.5.	Vendor Provided Staff- Management

a)	Vendor shall meet the following minimum requirements with regards to management staffing:

Job Title	Responsibilities
VP/General Manager (Dedicated, SPOC)	§ Overall organization and program § Single Point of Contact
Microsoft Account Manager (Dedicated)	§ Overall Microsoft relationship manager
Regional Operations Manager (Dedicated)
§    Set-up and deployment in Europe, Americas and APAC
§    Overall execution and delivery
§    Sourcing and architecture of tele teams
§    Ongoing support of all related projects and deliverables
§    Coordination of global programs within Rainmaker
§
§    Sourcing and architecture of tele teams
§    Ongoing support of all related projects and deliverables
§    Coordination of global **** and **** programs within Rainmaker
§    Project conference call and meeting facilitation
§    Manage vendor relationships
§    Internal task management
§    Focal point for IT services provided by Rainmaker Solutions Group: systems administration, email services, web properties and technology requirements
§    Microsite integration management

Sales Floor Managers (Dedicated)
§    Multi-lingual based on territory coverage under management
§    Responsible for day-to-day call center management
§    Day-to-day metrics and reporting
§    Ensure Service Levels and KPI’s are met
§    Manage process of requalification or acceptance of leads

Quality & Training Managers	§ Quality control & maintenance of existing programs § Develop and deliver training programs for ISS , Team Leads and management § Creation of job aids
Financial and Reporting Analyst	§ Budget and change order management § Financial planning, analysis and reporting
HR & Recruiting Managers	§ Sourcing and recruiting staff at all call center locations § Works with contracted centers to maintain rep quality and identify situations requiring corrective action §

2.6.	Vendor Provided Standard Roles and Levels
Vendor will staff the telesales function with personnel who possess the following characteristics and minimum credentials and qualifications:

Inside Sales Specialist (ISS)
The Inside Sales Specialist (ISS) is a telephone-based resource contacting each new **** and **** Online and ****Trial customer with the objective of conducting customer profiling and basic needs discovery to ensure that each customer is supported in the most appropriate way during their **** or **** Online and ****Trial.
The ISS will discuss with customers Microsoft value proposition of its ****offerings, explaining to customers how Microsoft ****offerings will benefit customers business.
The ISS will validate customer profile information and understand why the customer has chosen to sign up for the trial. The ISS will have targets set on the percentage of trial customers contacted within hours defined in SLA by country of record available in ****, the percentage of trial customers reached, and the number and percentage of trial customers successfully qualified and handed off.
The ISS is responsible for understanding the basic needs of the customer from a PC Management functionality perspective and also augmenting the sign-up profile with additional data account and contact data.
The ISS identifies the customer’s next steps and then sets the appropriate expectations with the customer for follow up. The appropriate next steps will depend on a combination of:

•	The customer’s segment

•	The customer’s objective in signing up to the trial

•	The estimated seat size

•	Whether the customer is already engaged with a Microsoft partner

The ISS is expected to recommend a Microsoft Partner for further engagement, if the customer does not have a preferred incumbent. This role is responsible in ensuring that qualified customers are handed off smoothly to their next Microsoft contact or Partner or to proceed with customer self-service.
In addition to the tasks above, the ISS level II will be responsible for creating opportunities for cross-sell and upsell campaigns and nurture leads (****% to ****%). In addition they will be responsible for online presentation in a 1:many model.
Skills and experience by level:

	Level I	Level II
IT Industry Experience – experience with IT company, manages IT language and understands how to match IT capabilities to business needs. Preferred Skills -– Understanding of our Business and Competition
	**** years of experience in a Telesales position	More than **** years of experience in the industry or more than **** months of experience on ISS position at MS
Sales Experience – Field or Telesales Experience a prerequisite, Understands Business Value. Demonstrate a strong record of success in relationship based selling.	At least **** years of experience	At least **** years of experience
Cold calling skills – ability to approach and engage a new contact or customer quickly identifying customer needs. Ability to present offer to match customer needs.	Required	Required
Outbound Campaign activity involving a complex sale and following a lead through to completion (Solution Selling)	Optional	Required
Ability and experience with presentations to customers/partners	Optional	Required

Team Leader
The Team Leader provides day-to-day supervision and coaching of the supplier team and plays a vital role in helping the often relatively inexperienced team members navigate the challenging matrix of Microsoft, the partner model and the network of internal Microsoft stakeholders and subject matter experts. The team leader should be dedicated to Microsoft accounts only, where that is not feasible the vendor must notify Microsoft of the shared responsibility.

The primary objective for the Team Leader is to manage his/her team to grow the number and conversion rate of trial customers to paid subscribers whilst maintaining a positive customer satisfaction and increasing Microsoft **** and **** Online and Microsoft ****activated customers. The Team Leader’s role is to:

•	Provide leadership, guidance, and inspiration to the team

•	Provide training on the roles and responsibilities of the team and support Microsoft-provided training

•	Manage the ISS on a day-to-day basis

•	Monitor performance via call listening and tracking key metrics

•	Coach in areas that require knowledge/skills development

•	Conduct monthly 1:1’s and trial conversion reviews

•	Ensure that team members are skilled and motivated to achieve their targets

•	Provide Chat coaching and transcript monitoring

•	Give input into objective setting process with the relevant managers

•	Ensure the team is adhering to all set processes, guidelines, tools and systems

•	Escalate issues related to customers and partners using process in place

•	Help the team bring the relevant resources together to deliver a comprehensive service to the customer

•	Drive integration and awareness of the relevant Microsoft and partner resources which are available for supporting trial success

•	Manage the business productivity of the team by ensuring trial conversion forecast accuracy and producing necessary metrics as required
Other crucial responsibilities of the Team Leader include compiling and maintaining call statistics and ensuring a consistently high quality of operations.

2.7.	Staffing and Staffing Levels

2.7.1.	Resource model by language/country and regional center

Vendor will work with Microsoft to validate the resource model in place as of the effective date. This model will be called the Transition Resource Model. Vendor will have **** days from the effective date to transition to the following resource model. During the **** days transition period, Vendor will invoice Microsoft for all agents actually in role and delivering services, according to the Transition Resource Model. Vendor shall not invoice for any open positions.

Regional Center	Language	ISS - Level I	ISS - Level II	Total resources FY13
Asia	****	****	****	****
	****	****	****	****
	****	****	****	****
	****	****	****	****
	****	****	****	****
EMEA	****	****	****	****
	****	****	****	****
	****	****	****	****
	****	****	****	****
	****	****	****	****
	****	****	****	****
	****	****	****	****
	****	****	****	****
	****	****	****	****
	****	****	****	****
	****	****	****	****
	****	****	****	****
	****	****	****	****
	****	****	****	****
	****	****	****	****
	****	****	****	****
	****	****	****	****
	****	****	****	****
	****	****	****	****
	****	****	****	****
Americas	****	****	****	****
	****	****	****	****
	****	****	****	****
	****	****	****	****
	****	****	****	****
	****	****	****	****

2.7.2.	Program Minimum Staffing Commitment
Rainmaker agrees to staff a minimum of 45Total ISS tele-representatives on a global basis during Year 1 of this SOW. Microsoft agrees not to request a reduction in the number of resources below 45 Total tele-representatives on a global basis during Year 1 of this SOW. During that same time Microsoft may request to increase resources as outlined in 2.7.2 (a).

(a)	Change in Staffing Levels
All staffing changes are subject to the provisions of this SOW. For any change in staffing level as defined below, Rainmaker will adjust and pro-rate invoices based on actual days services were performed during the period. This adjust applies for increases and decreases

i.	Program Resource Changes by Microsoft
All changes in program commitments and personnel assignments will be managed via the change order process unless specifically permitted by a provision of this section.

ii.	Addition to Program Resources by Microsoft
Microsoft may request an increase in ISS program staff of not more than **** within **** day period unless otherwise agreed by Rainmaker.
Rainmaker and Microsoft will mutually agree and sign a change order documenting the scope of the staff increase or decrease. The change order effective date will begin no later than on the first day of the following month. Rainmaker will be required to have said staff delivering Services on behalf of Microsoft within **** days of change order effective date.

iii.	Program Staffing Changes by Rainmaker.
Unplanned Staff Replacements or Attrition. The parties acknowledge that unplanned changes will occur from time to time and Rainmaker will be required to notify Microsoft on all staffing changes updates on a weekly basis, and provide an English language interim coverage plan within 48 hours after said notification.

iv.	Program Reassignment
Rainmaker may request the reassignment of Rainmaker personnel with **** days notification to Microsoft. Unless expressly permitted by Microsoft, Rainmaker shall not permit said employee to deliver services to a Microsoft Competitor, as designated by Microsoft within the **** days following the transfer. The requirement for notice and prior plan to replace is waived if it is determined by Rainmaker that immediate removal of personnel is necessary to protect either party's interests.

(b)	Hiring of Rainmaker Personnel
If Microsoft hires a Rainmaker ISS into Microsoft Field Sales team, the applicable attrition penalty KPI’s will not apply. Microsoft agrees to not pro-actively recruit Rainmaker ISS agents unless the agent is part of agreed upon progression plan. Any intent to recruit must be communicated to Rainmaker and agreed to by RNMK management team. If agent does transfer to MSFT, Microsoft agrees to adjust KPIs and SLAs accordingly. Microsoft agrees to a pass through agreement fee (no markup) upon employee hire.

2.8.    Microsoft Supplied Materials
Microsoft will provide the following facilities, tools, and equipment to Vendor for the purposes of performing the Work (“Microsoft Supplied Materials.”) Vendor will be responsible for providing all other facilities, tools and equipment not otherwise described herein.

Qty.	Item	Model / Description / Etc.
As needed for the services contained within the RFP	Latest Microsoft software available for download on microsoft.com	▪ Microsoft .NET Framework 4.0 ▪ Microsoft SQL Server Compact Edition 3.5 ▪ Microsoft Silverlight
As needed for services contained within the RFP.	Customer data, as provided by Microsoft or developed by Vendor while performing services under this SOW.	▪ N/A

2.8.1.	Expectations of use

(a)	Microsoft will retain all right, title, and interest in and to any of Microsoft’s pre-existing property and assets and Microsoft Supplied Materials.

(b)	Vendor is not permitted to use any of the Microsoft Supplied Materials for any purpose other than to provide Services or Work under this SOW.

(c)	All members of the supplier team shall use the loaned Microsoft Supplied Materials, property and assets specifically and exclusively for the performance of the work specified in any future SOW.

(d)	Training for the supplier team on proper use of Microsoft-supplied materials shall be the supplier’s responsibility.

(e)	All Microsoft Pre-Existing Property, assets, and Microsoft Supplied Materials shall be returned to Microsoft in good condition, less ordinary wear and tear, upon completion of the SOW.

(f)
Where any of the Microsoft Supplied Materials, property or assets is returned in sub-standard condition, or not returned within 30 working days of the SOW’s expiration or termination, the supplier shall be liable to pay the costs of replacement or repair to the property or assets

2.8.2.	Ongoing training topics
Microsoft will provide as needed and/or as requested training for the telesales representatives on relevant topics. These trainings will be online trainings. If training is to be conducted in a classroom, Microsoft will provide a virtual train the trainer to the Global Vendor Trainer. The Global Vendor Trainer is responsible to train all reps in all locations. As deemed necessary by Microsoft, Microsoft shall provide readiness plans and Train the Trainer programs for new products, program launches and tools enhancements or rollouts, or if there is a significant change to current products or processes/initiatives. This shall include training materials and documentation as appropriate.

2.8.3.	Microsoft internal systems
Microsoft will provide Vendor telesales representatives and management with an appropriate level of system access and training to support use of a partner and account look-up and other Microsoft tools as required to perform sales and trial management functions.

2.8.4.	Reporting templates
Microsoft will provide Vendor with the reporting templates that are needed for the Weekly Reports

2.9.    General Infrastructure

2.9.1.	Tele workstations and resources
Vendor will provide adequate workstations for all Tele members, which include ample space for all equipment and storage/filing needs, noise reduction, and any other variables necessary to ensure it is conducive to a positive and productive sales environment.

2.9.2.	Other facilities requirements

•	Location of the Team Leaders must be in same general work area as the ISS

•	A meeting room sufficient for the entire Tele team is required

•	A multi-media training room is required that includes full workstation simulation for each trainee

2.9.3.	Technology Infrastructure
Vendor shall have an infrastructure capable of supporting a variety of data communications – including phone, e-mail and internet – required to support Tele operations. Vendor will be able to support file attachments within e-mail and be compatible with current and future versions of Microsoft Exchange Server, Microsoft Email client of Exchange or Microsoft Outlook, Office Communications Server, Microsoft Office and other relevant Microsoft applications necessary to manage the business. Vendor must have the required infrastructure to remotely access Microsoft corporate network to perform role related tasks.

2.9.4.	Workstation Requirements

(a)	Desktop
The supplier must equip each Tele member with the following minimum specifications for each desktop:

System Requirements	Minimum	Preferred
Operating System	Windows 7 (32 or 64-bit)	Windows 8 (32 or 64-bit) in H2
Internet Explorer	Internet Explorer 9.0 with latest service pack
Processor	Intel Pentium 2.0 GHz or higher
Memory (RAM)	2GB or higher	4 GB Preferred
Hard Drive	60GB or higher
Video Adapter	32-bit or higher /16MB VRAM or higher	DirectX 9 graphics device with WDDM 1.0 or higher driver
Video Monitor	Dual monitors Minimum 17" / 1024x768 resolution or higher
Network Adapter	100 Mbps or higher
Standard Applications	• Office Professional 2010 • Outlook 2010 • Lync 2010
Additional Applications	• Microsoft .NET Framework 4.0 • Microsoft SQL Server Compact Edition 3.5 • Microsoft Silverlight 4
RAS requirements	• Join Microsoft Domain • Microsoft antivirus software

2.9.5.	Access to Internet
Vendor shall provide internet access bandwidth at a minimum of 20 kilobits per second (kbps) per workstation. In addition to internet access, the supplier shall meet the following specifications:

•	Ability to support Internet Protocol Security (IPSec)

•	Maintain the ability to deploy Point to Point Tunneling Protocol (PPTP) and virtual private network (VPN) capabilities to the desktop

•	Support and maintain Remote Access Service (RAS), including card readers

•	Disparate redundant Internet Service Provider (ISP) provisioning

2.9.6.	Network and Servers

a)	Network specifications
Vendor shall be responsible for its local area network (LAN). In addition, the supplier shall:

•	Maintain latest versions of the anti-virus protection software required to protect against potentially harmful viruses

•	Provide firewall protection against unauthorized access to any computers with any Microsoft information

•	Provide 10 private IP address for each 1 public IP address (a 10:1 ratio) if Network Address Translation (NAT) is used

2.9.7.	Telecom

a)	Private branch exchange (PBX) requirements
Vendor shall provide functionality of a traditional PBX, including (but not limited to) call transfers in blind or consult mode, conference calls with a dedicated and non-dedicated conference board, call parking, and call pick-up.

Additional specifications include:

•	A solution capable of supporting Telephony Application Programming Interface (TAPI) integration to Microsoft tool sets.

•	Digital circuits, entire phone system by plugging digital lines, T1/E1 trunks and IP telephony-oriented network interfaces directly into the PBX solution.

•	Auto play messaging located on/off the supplier’s location to minimize downtime impact in the event of telecom system failure.

•	Outbound dial-tone including PBX trunk card(s) and trunks for customer call-backs.

•	License-compliant music for calls on hold

•	Full voice mail capabilities

b)	Automatic call distribution (ACD) requirements
Vendor shall provide functionality quickly and accurately route incoming calls. ACD requirements include:

•	Ability to configure any number of agent queues for different lines of support such as trial support, presales queries, etc.

•	Ability to configure multiple queues for enhanced distribution control and efficiency of the supplier’s Tele members, such as multi-skilled queues.

c)	ACD preferences
Microsoft prefers that the supplier ACD has built-in multimedia support with a universal queuing engine. The system should queue and distribute text chats, e-mails, web-based interactions and other events chosen to track contacts – all using the same skills-based routing as for telephone calls.

d)	ACD maintenance
Vendor shall be responsible for all maintenance, upkeep and upgrades for the ACD system. At no time shall the system hardware and software be below the “Minimum Recommended Configuration” as specified by the system’s manufacturer. Additional requirements include:

•	Vendor shall have a maintenance contract with a manufacturer-approved support provider.

•	Vendor shall schedule periodic system updates as recommended by ACD manufacturer in accordance with support agreement.

•	Vendor shall have at least one technical resource at each site that is manufacturer certified on the ACD.

•
All planned or scheduled ACD maintenance shall be performed during non-business hours, whenever possible. Written (e-mail) notification must be provided to Microsoft technical resources a minimum of 96 hours in advance or immediately upon maintenance requirement identification. Events should not be initiated unless confirmation/acknowledgement is provided by Microsoft technical resources.

e)	Call activity monitoring and recording
Vendor telecom solution shall provide Team Leaders and Microsoft employees real-time call monitoring and recording compliant with applicable regulations. The on-demand monitoring and recording system shall be easy to use, activated at the Team Leader’s console. The system will record and deliver recorded interactions in known data file formats such as .wav and HTML.

f)	Additional requirements:

•	Recordings should be kept for no less than **** days for ****% of the calls

•	The recording system must allow hierarchical security model to control all recording history to ensure security and confidentiality of recorded interactions

•	The recording system must be kept in a secured database

2.10.    Confidentiality

2.10.1.
Vendor will have internal policies on confidentiality, protection of personally identifiable information and protection of intellectual property applicable to and consistent with the terms of this SOW. Vendor will ensure that all Vendor staff receives training on the above policies and the relevant terms of this SOW, as applicable to the work performed by that employee. Vendor will ensure this training is completed before Vendor staff interacts with Customers.

2.10.2.	Vendor will perform quarterly internal audits and report to Microsoft.

2.11.    Training Requirements

2.11.1.	Vendor Responsibility
Vendor shall ensure that all vendor staff possess a skill level consistent with the requirements of this SOW. vendor staff should have satisfactorily completed all required training, as described in Vendor key measures below, before they interact with Customers.
Vendor shall be solely responsible for providing trainers, organizing and delivering training, including replication and cost of providing the training.
Vendor shall ensure that all vendor staff is trained based on the Microsoft training program delivered in the Train the Trainer program and that all trainees have completed the prerequisites indicated on any courses before attending.

Microsoft requires that Vendor implement the training materials as they were designed. If the training materials do not fit the required needs, Vendor shall contact Microsoft prior to making any modifications or additions to the content.

The Vendor shall ensure that required training is provided to all members of its Tele team, and that operations are not adversely affected during the administration of training to any individual or group of individuals.

At Microsoft’s discretion, Vendor shall be responsible to host Train the Trainer sessions at the Vendor’s Site(s). Vendor shall be required to have their trainers available for all Train the Trainer sessions.

Trainers should be active members of the quality monitoring sessions and process. Trainers shall work very closely with the Vendor Quality Manager to review actual performance of vendor staff, identifying potential gaps and then organizing subsequent training to reduce these gaps if approved by Microsoft.
Trainers should review call monitoring templates and identify individuals that need further coaching/training or more generally identify, on an ongoing basis, general training needs for the overall team.

a)	Training Facilities
Vendor shall ensure that each Site maintains adequately equipped training facilities to deliver training to vendor staff in connection with the Work covered by this SOW. Such facilities shall at a minimum include training rooms equipped with:

•	Training computer desktops meeting or exceed the minimum requirement set out in section 2.10 of this SOW

•	Overhead projectors

•	Flip charts and other equipment typically used to provide training

•	Facility to provide on-the-phone training
New Hire Training – Estimated Commitment
Inside Sales Specialist (ISS)
Rainmaker Agent Induction Training –****hours
**** product training – **** hours
**** product training – **** hours
New Hire Training – Estimated Commitment
CRM Inside Sales Specialist (ISS)
First month – **** hours
Within three months – **** hours
Within first year – **** hours
One year total – **** hours
Annually after first year – **** hours

Team Lead
First Month – **** hours
Within three months – **** hours
Within first year – **** hours
One year total – **** hours
Annually after first year – **** hours

2.11.2.	Microsoft Responsibility
As deemed necessary by Microsoft, Microsoft shall provide readiness plans and Train the Trainer programs for new products, service updates, program launches and tools enhancements or rollouts, or if there is a significant change to current products or processes / initiatives. This shall include training materials and documentation as appropriate. Training will be available on ****.
Train the Trainer sessions may take place at Microsoft locations, as well as at the Vendor location. Train the Trainer session may also be conducted by Microsoft via conference call or via video conference facility.
Microsoft is under no obligation to provide ongoing training after initial launch of Work contained in this SOW

2.11.3.	Vendor Key Measures
Vendor shall ensure that:
All training requirements will be completed prior to first trial participant outbound call is placed. Additionally, all ISS resources will be tested and certified proficient prior to being released to the floor.

•	Training is delivered in a timely and consistent way;

•	Trainees are provided with the opportunity to provide feed-back on all training sessions

•
Feed-back is analyzed and changes/improvements are implemented to ensure optimum training sessions. Subject to any requirements under local data protection or privacy laws, trainee feedback should be made available to Microsoft upon request,

2.11.4.	Quality Monitoring & Coaching
Vendor shall employ customary procedures for monitoring the quality of service provided by the ISS . A Quality Monitoring Form shall be developed by Vendor, meeting Microsoft approval, and consistently used by Team Leaders and retained for reporting purposes. Vendor is encouraged to provide a list of key checkpoints for a proposed QM Form for telephone calls and e-mails.

a)	Telephone and E-mail monitoring

i.	Within first **** days on live queues

ii.	After ****days on live queues

iii.	Substandard performer

ISS Status	Defined as	Telephone & E-mail QM Frequency
New hire	Less than ****days on live queues	**** per week
New hire substandard performer	Scored below “good” on any **** weekly QM sessions	**** additional monitors (**** total) per week for ****week period. The ****week period starts over upon any violation.
Experienced	More than ****days on live queues	**** per week
Experienced substandard performer	Scored below “good” on**** weekly QM session	**** additional monitors per week (**** total) for ****week period. The ****week period starts over upon any violation.

b)	Coaching

i.	Weekly coaching sessions documented on QM Forms for each ISS who does not incur any violations

ii.	Coaching session required within **** hours of any violations, documented on QM Form

c)	Reporting

i.	Spreadsheet tracking log for each individual shall be kept, noting dates and outcomes of each QM session

d)	Plan of Action

i.	Supplier shall present a plan of action that defines a chronic substandard performer and the consequences for such

2.12.    Reporting Requirements
Vendor will provide the following reports to Microsoft in accordance with the schedule indicated.

Reporting
Reporting is a shared responsibility between Vendor and Microsoft. Vendor needs to promptly and accurately enter all necessary and requested data into the **** - Online trial management system and other tools as specified. In addition, Vendor will need to track and record all Vendor-specific activities required for reporting purposes. Microsoft will generate and communicate all necessary reports with the Vendor in a timely manner so that Vendor may be prepared to fulfill its responsibilities in scheduled meetings, **** and **** Online trial conversion discussions, etc.

2.12.1.	Daily reporting

a)	Vendor ensures ISS correctly enter daily activities in the **** system.

2.12.2.	Weekly reporting

a)	Microsoft provides the trial conversion report

b)	Vendor provides and explains strategic priorities for the next week

c)
Vendor provides customer contact statistics (i.e. percentage of trial customer’s reached within 24 hours of sign up and the number and percentage of customers successfully profiled) and other customer contact information as requested by Microsoft

d)	Vendor provides the QM Report and, if requested by Microsoft, the QM Forms

e)
Vendor provides Personnel Change Report, which includes name of any person changing roles or separating from the Supplier, accompanied by person’s position, date of separation, reason for separation and plan of succession

f)	Vendor will provide an update on attrition as well as the status of any open positions.

2.12.3.	Monthly Reporting

a)	Microsoft provides trial sign-up statistics including the trial conversation rate report

b)	Microsoft provides trial closed data and associated seats

c)	The Vendor reviews with Microsoft actual vs. budgeted expenses

d)	The Vendor provides process improvement recommendations based on any adverse results in:

•	KPIs

•	Personnel Change Report / Personnel Replacement Time

•	Training Report

•	Tools, Telecom & Infrastructure (TT&I) Report

e)	The Vendor addresses any operational issues

2.12.4.	Quarterly Reporting

a)	Microsoft provides a business performance summary, including

•	Trials converted, ****, **** Online and ****customer and seat adds and **** and **** Online revenue performance

•	Trial sign-ups

•	Customer satisfaction results

◦	Microsoft conducts the survey, collates and publishes the results each quarter along with areas for improvement.

◦	The vendor prepares a plan to address the identified areas for improvement.

b)	The Vendor provides quarterly personnel summary, including attrition

c)	The Vendor provides SLA status reports:

•	Personnel Replacement Time

•	Training Report

•	Tools, Telecom & Infrastructure (TT&I) Report

d)	The Vendor reviews with Microsoft actual vs. budgeted expenses

e)	The Vendor provides process improvement recommendations based on any adverse results in:

•	KPIs

•	Personnel Change Report / Personnel Replacement Time

•	Training Report

•	TT&I Report

f)	The Vendor addresses any operational issues

g)	Microsoft validates and communicates all KPI goals for the next quarter

i.
Microsoft prepares **** and **** Online customer adds, seat adds, trial conversion rate and customer satisfaction goals for the next fiscal year in quarterly views. Microsoft will provide a draft of its annual forecast to Vendor for Vendor’s review. Microsoft, in its sole discretion, may consider Vendor’s input when finalizing the annual forecast.

2.13.    Project Governance
Vendor will participate in the regular meetings indicated below.

Business Reviews

2.13.1.	Weekly Service Review Meetings
Vendor shall organize a weekly review meeting with the focus on reviewing the outputs covered in reporting section 2.13.

2.13.2.	Monthly Operational Business Reviews
Vendor shall organize and present monthly operational business reviews for Microsoft. The agenda and expectations shall be based on input from the Microsoft Account Manager and/or the Microsoft Service Delivery team. In general, these meetings shall include a Vendor performance review, continuous improvement projects, management status reviews, efficiency optimization initiatives and other operational areas and issues. Operational business reviews may be held via a telephone conference facility. Vendor participants would typically be key operational management i.e. those Vendor staff responsible for day-to-day performance against core metrics set out in this SOW.

At a minimum, the following will be provided for each business review:

a)	Microsoft provides trial sign-up statistics including the trial conversion rate report

b)	Microsoft provides trial closed data and associated seats

c)	Vendor reviews with Microsoft actual vs. budgeted expenses

d)	Vendor provides process improvement recommendations based on any adverse results in:

•	KPIs

•	Personnel Change Report / Personnel Replacement Time

•	Training Report

•	Tools, Telecom & Infrastructure (TT&I) Report

e)	Vendor addresses any operational issues
Business Review expectations:

•	Soft copies of presentation shall be made available five (5) business days prior to meeting.

•	Where Vendor has failed to meet core business metrics for **** consecutive months, Vendor shall provide a Correction Action Plan and execution status of plan

2.13.3.	Quarterly Business Review
Quarterly Business Reviews (QBRs) shall be held every three (3) months, face-to-face in a mutually agreed location, generally at one of Vendor’s locations (i.e. a Site currently delivering service for Microsoft). It may on occasion be held at a Microsoft office. Conference call participation should be limited. To maintain focus and ensure direct and open communication, only key participants shall be present and shall include senior management representation from both parties. The purpose of the QBR is to review Vendor performance, business trends and strategic direction. In general, these meetings shall assess the future outlook and review the previous period.

QBRs shall include, but not be limited to the following components:

a)	Microsoft provides a business performance summary, including

•	Trials converted, **** and **** Online customer and seat adds and **** and **** Online revenue performance

•	Trial sign-ups

•	Customer satisfaction results

o	Microsoft conducts the survey, collates and publishes the results each quarter along with areas for improvement.

o	Vendor prepares a plan to address the identified areas for improvement.

b)	Vendor provides quarterly personnel summary, including attrition

c)	Vendor provides SLA status reports:

•	Personnel Replacement Time

•	Training Report

•	Tools, Telecom & Infrastructure (TT&I) Report

d)	Vendor reviews with Microsoft actual vs. budgeted expenses

e)	Vendor provides process improvement recommendations based on any adverse results in:

•	KPIs

•	Personnel Change Report / Personnel Replacement Time

•	Training Report

•	TT&I Report

f)	Vendor addresses any operational issues

g)	Microsoft validates and communicates all KPI goals for the next quarter

QBR expectations:

•	Held the month following a completion of each three (3) month period

•	Soft copies of the presentation shall be made available five (5) business days prior to meeting.

•	Where Vendor has failed to meet core business metrics for **** consecutive months, Vendor shall provide a Corrective Action Plan and execution status of plan.

Each party shall be responsible for all costs incurred by such party in connection with these meetings.
A template for the QBR meeting shall be supplied by the Microsoft Account Manager in advance of any review meeting.
Nothing in this section shall prevent more frequent reviews being performed by either party. Any failure of Vendor and Microsoft to provide the reviews or have the meetings described in this section shall not affect Vendor’s obligations under the VSA or this SOW or the rights and remedies of Microsoft for Vendor’s non-performance under the VSA or this SOW.

2.14.    Security Requirements

In addition to the security requirements contained in the Agreement and elsewhere in this SOW, Vendor shall implement and/or comply with the following security requirements.

To the extent Services are performed at Vendor Facilities, Vendor shall provide a secured Facility which limits the access to the Facility by non-authorized Vendor employees.

In the event that that Vendor chooses to create an Offsite Facility, additional requirements will be provided to Vendor, subject to the Change Control process set forth in Section 5 of this SOW. “Offsite Facility” means any location not owned or leased by Microsoft that has a persistent connection to the Microsoft corporate network. A persistent connection is one that continues to exist in perpetuity such as a dedicated network connection. A RAS connection is not an example of a persistent connection. As of the Effective Date of this MSOW, there is no Vendor Offsite Facility used for the performance of Services, as the term is defined above.

a)	Privacy - Vendor Privacy Assurance (“VPA”) Program
Vendor shall participate in Microsoft’s VPA Program to ensure that appropriate information security and privacy measures are contemplated and integrated into the Vendor environments that handle Microsoft customer, employee, and/or partner personal information. Access to the VPA information at the following link:
****

b)	Data Protection
The level of physical access control for any area that contains institutional information is determined by the level of risk and exposure. Data centers and other locations where restricted information is housed will be protected at all times by physical access controls such as keys, access cards, and/or security alarms.
Vendor shall ensure that all network equipment and computing equipment containing sensitive or business critical systems and data are kept in an access-controlled secure physical location. Each server room will be restricted to IT and Maintenance personnel only.
All Microsoft data will be kept secure and access to it and Microsoft tools will be strictly limited to those directly involved with the Microsoft account. Vendor shall ensure that:

•	Work areas are secured from unauthorized personnel;

•
Separate login passwords and user names are provided for all personnel who have access to Microsoft records in order to track changes by each specific user. Personnel shall not share, communicate, or otherwise divulge their passwords or allow anyone to use their login/password;

•	Transactions can be traced to specific users;

•	Security practices require passwords for system access at the system level;

•
Passwords are secured, not posted or distributed, changed periodically, and are unique to a user. All network passwords shall expire every sixty (60) days for privileged accounts and every ninety (90) days for user accounts;

•	Users log out of the system when not in use;

•	Reasonable efforts are made to use most current version of Windows service pack/security features for general network access;

•	Remote host files and trusted hosts are reviewed on a periodic basis and no less than semi-annually for appropriate security;

•
All users are reviewed, including but not limited to, system administrators, server operators, printer operators, and backup operators granted system resources on a periodic basis and no less than semi-annually for appropriate security;

•
All inactive accounts that have not logged on for more than 45 days or within 24 hours of termination of employment are removed; and All computers used by the Vendor must be encrypted with the highest possible encryption standard (BitLocker or greater).

3.	Term and Termination

3.1.	Term. This SOW will commence on the SOW Effective Date and continue until June 30th, 2015.

3.2.
Automatic Termination: In the event that notification of renewal has not been provided by Microsoft thirty (30) days prior to the end of the applicable term, this SOW will automatically terminate at the end of the applicable term.

3.3.	Termination for Convenience
(a)    To the extent the termination provisions herein are inconsistent with those in the VSA, the termination terms herein shall govern this SOW. Otherwise, the termination provisions in the VSA shall apply.
(b)    Microsoft has the right to terminate this SOW for convenience with 60 days advance written notice.

3.4.	Termination for Default
Either party may terminate this SOW if the other party has experienced a default set forth below:
Rainmaker Default. For the purposes of this SOW, a default shall have occurred with respect to Rainmaker, if:

(a)	Rainmaker fails to perform or comply with any material term or condition of this SOW or governing VSA; or
Microsoft Default. For the purposes of this SOW, a default shall have occurred with respect to Microsoft if:

•	Microsoft shall fail to make a payment to Rainmaker under the SOW;

•	Microsoft fails to perform or comply with any material term or condition of this SOW or governing VSA.

For the purposes of this SOW, a material default shall have occurred with respect to either party if such party ceases to do business as a going concern (a corporate consolidation, merger, reorganization or acquisition through which a party may be succeeded in its business by another entity shall not in and of itself be deemed to be ceasing to do business); or becomes insolvent, makes a general assignment for the benefit of creditors, files a voluntary petition of bankruptcy, suffers or permits the appointment of a receiver for its business or assets, becomes subject to any proceeding under U.S. bankruptcy law, or has wound up or liquidated its business voluntarily or otherwise; or as otherwise defined in Section 11 – Term of Agreement in the VSA).

Default Notice and Cure Period. Upon the occurrence of a default as defined herein, the non-defaulting party shall issue a written Notice of Default to the other party. Except as otherwise provided herein, the non-defaulting party may terminate this SOW thirty (30) days after issuance of the Notice of Default, unless the defaulting party has cured such default within the thirty (30) day period or such longer period as may be required to cure such default, provided that the defaulting party has, within said thirty (30) period, commenced and is diligently pursuing an effective cure except that this longer period to cure does not apply to Vendor’s obligation to maintain its line of credit.

4.	Pricing and Payment:

Pricing and payment for all Work provided hereunder shall be in accordance with the following.

4.1.	Pricing
Pricing will be effective immediately.

	ISS Agent Rates FY 13	# Agents	Annual Cost
Americas
ISS Level 1	****	****	****
ISS Level 2	****	****	****
EMEA
ISS Level 1	****	****	****
ISS Level 2	****	****	****
APAC
ISS Level 1 - English	****	****	****
ISS Level 2 - English	****	****	****
ISS Level 1 – Multi Lingual	****	****	****
ISS Level 2 – Multi Lingual	****	****	****
Sub-Total		****	****

Ongoing Services Fees	Rate	# Hours/Month	Monthly Cost	# Months	Annual Cost
Business Analyst Services	****	****	****	****	****

Total FY’13 Annual Budget	4,891,219

5.	Pay For Performance
The Vendor agrees to the following pay-for-performance payment model.

5.1.	Base Quarterly Payment:

i.	The sum of the Fixed Quarterly Payment and Variable Quarterly Payment.

ii.
This amount is identified in advance and, with the exception of agreed to increases in a headcount-set forth in a signed change order, does not change. It is designed to account for all costs of delivering the services requested in this SOW.

The vendor’s performance is measured in two ways: key performance indicators (KPIs) and service level agreements (SLAs) in a pay-for-performance payment model.
There are two components of the Base Monthly Payment: the Fixed Quarterly Payment and Variable Quarterly Payment. The Fixed and Variable Payments are combined to produce the Base Quarterly Payment to the vendor.

5.2.	Fixed monthly payment:

i.	The fixed quarterly payment represents 100% of the total compensation in the first **** months of this SOW.

ii.	For the remainder of the Term of this SOW, the fixed quarterly payment represents ****% of the total compensation.

iii.	The Vendor will bill Microsoft on a monthly basis the Fixed portion of the Base Quarterly Payment based on the staffing level for each month in the quarter.

5.3.	Variable quarterly payment:

i.
This amount is determined by the vendor’s aggregate performance in the KPIs and SLA’s referred to in section 2.8. The variable quarterly payment represents the remaining ****% of the total compensation during the first ****months of this SOW.

ii.	For the remainder of the Term of this SOW, the variable quarterly payment represents the remaining ****% of the total compensation.

iii.	The Vendor will bill Microsoft on a quarterly basis for the remainder of the Base Quarterly Payment.

5.4.	Key Performance Indicators (KPIs):

a)	KPIs

i.
Trial Conversion Rate: ****% of Trials received will be converted to qualified opportunities (completed profiles and customer need established) - Qualified opportunities / total number of trials completed.

ii.	Chat Conversion Rate:****% of Chats result in a qualified opportunity. - Qualified opportunities / total chat - abandoned immediately.

iii.
Prospecting Conversion Rate: ****% of Trial received will be converted to qualified opportunities (completed profiles and customer need established) - Qualified opportunities / total number of records completed. Microsoft and Rainmaker will mutually agree on Data Quality assumptions on a quarterly basis that drive a****% Prospecting Conversion Rate. If Data Quality falls below the established minimum agreed by both parties, an adjustment to the Prospecting Conversion Rate will be mutually agreed by both parties via the change order process.

iv.	Partner quality validation: maximum of ****% of total qualified opportunities
Vendor will be judged on the Quality of Leads handed off to Partner through the partner quality validation process. Rainmaker will send a pre-formatted form email to each partner that receives a qualified opportunity. The partner is required to respond with a fully completed opportunity quality assessment within ~~5~~ business days from sent date. Rainmaker will review any negative feedback on the opportunity quality by reviewing recorded calls and provide closed loop activity prior to acceptance that the opportunity failed the criteria.
The calculation to be used will be # that Failed Quality Criteria/Total Qualified Opportunities.

v.	Attrition
Number of total team members that have left / Total team

vi.	Trial response: ****% of the trials received with at least one attempt in 24 hours after creation in the **** (business days)

vii.	Chat response time: ****% of the chats answered in **** seconds

viii.	Contacts/day/agent: total number of records completed with a final definition including all capabilities (trials+chat+outbound calls)

b)	KPI Weighting
The table below shows the weightage assigned to each metric as a percentage of the total Variable Payment.

Metrics	Targets	Weightage
Trials response time	****	****
Chat response time	****	****
Contacts/day/agent	****	****
Attrition	****	****
Trial Conversion Rate	****	****
Chat Conversion Rate	****	****
Prospecting Conversion Rate	****	****
Partner quality validation	****	****

6.	Service Level Agreements (SLA’s)

In performing the Services hereunder, Vendor shall meet or exceed the metrics described herein

(a)	All metrics listed below are to be managed by Rainmaker on a daily basis, reported to Microsoft on a weekly basis, and evaluated by both parties monthly against milestone objectives.

(b)	Service Level Agreement
All metrics listed in the Core and Supporting Metrics are to be managed by Rainmaker on a daily basis, reported to Microsoft on a weekly basis, and evaluated by both parties monthly against milestone objectives. The SLA’s are comprised of two components: Core Metrics and Infrastructure Metrics.

(c)	The vendor will be subject to penalties pursuant this Section for not meeting the agreed to SLA’s.

(d)	Vendor will have ****days grace period from the effective date of this agreement before the following SLAs become effective.

i.	Core and Supporting Metrics

Service Level Name	Target	Reporting Frequency	Penalty	Description
Average Time to Fill a vacancy	****	****	****	For each vacant position that remains open for greater than ****calendar days.
Operational Readiness	****	****	****	****% ISS to complete Training Curriculum and ongoing trainings
Quality Assurance Metrics as listed in Section 2.11.4	****	****	****	Provide monthly report showing quality assessment results and improvements plans. Applies to agents that have been in role for at least ****days.

ii.	Infrastructure Metrics

TTI Performance Metrics (during business hours)
Service Level Name	Target
Desktop Availability of supplier’s international private leased circuit (IPLC) LAN/WAN for tool access	****
Desktop Availability of supplier IPLC for Telecom	****
Latency Average to the closest proximity Microsoft Data Center (cxnspar.partners.extranet.Microsoft.com)	****
Latency Peak	****
Bandwidth Utilization Average (Kbps)	****
Bandwidth Utilization Peak (Kbps)	****

iii.	Infrastructure Performance Monitoring

Metric	Requirement
Infrastructure - Primary Internet Connection Bandwidth
Latency Peak (From Vendor Site to Microsoft Extranet)	Performance data from Vendor
Infrastructure - Backup Internet Connection Bandwidth - Optional Report
Latency Average (From Vendor Site to Microsoft Extranet)	Performance data from Vendor
Latency Peak (From Vendor Site to Microsoft Extranet)	Performance data from Vendor
Telecom - PBX, Voice Circuit and PSTN Lines
Inbound circuit and Outbound circuit Utilization:-
Utilization Average (Example: # of voice channels are used out of total #)	Performance data from Vendor
Utilization Peak – Optional	Performance data from Vendor

7.	Contacts and Escalation

5.1.	Contacts and Escalation Procedure
The following representative from Microsoft, or their successor or designee, will be considered the Microsoft Vendor Account Manager or VAM and will have authority to represent Microsoft with respect to this SOW: ****

The following representative from Vendor, or their successor or designee, will be considered the Vendor Account Manager and will have authority to represent Vendor with respect to this SOW: ****

If the above Microsoft and Vendor representatives are unable to come to agreement on decisions that affect this SOW, the issue will be escalated respectively by the parties to management as follows:

8.	Change Management
Changes to this SOW will be in accordance with the process described in Section 4(f) of the Agreement. Approved Changes will be memorialized in writing using the Change Control Form attached hereto as Exhibit A and, upon signature by both parties, will become an attachment to this SOW.

9.	Additional Terms

9.1.	All terms contained in the Addendum for the Provision of Contact Center Services, attached to the

Agreement, are deemed to apply to the On-Line Trial Success Management Work performed under this SOW.

9.2.
Accessibility of Vendor data and systems.  Vendor will keep all Accessible Systems accessible to Microsoft and any third parties identified in the applicable SOW. They will be accessible during the time specified in the applicable SOW.  This does not apply to maintenance periods scheduled at agreed upon times. The parties will attempt to identify any Accessible Systems in each applicable SOW.  For purposes of this section, “Accessible Systems” mean communications and computing systems that:

9.3.	Vendor must make accessible to Microsoft under the terms of a SOW; or

9.4.	Microsoft needs to access to have real-time visibility into the performance, tracking and customer data related to the Work under this SOW.

9.5.
Vendor’s duty with regard to conflicts or potential conflicts of interest. Vendor will use reasonable procedures to promptly identify potential conflicts of interest related to the Work performed under this SOW. Vendor will also use commercially reasonable efforts to require its Affiliates, employees and subcontractors to avoid potential conflicts of interests. Conflicts of interest include, but are not limited to, transactions involving the Work where Vendor or its Affiliates (or, a subcontractor or its Affiliates) have any direct financial interest.

9.6.	Compliance with Security, Technical and Financial Requirements.

9.7.
Microsoft may review and inspect Vendor's compliance with its obligations relating to physical and IT security controls, asset management policies, confidentiality (including safeguarding of PH), and other security, and technical policies and requirements provided for in this Agreement, SOW or identified below as well as Vendor’s financial solvency. Microsoft may consult with Vendor’s personnel as is reasonable for verification of the above.  Any such review and inspection shall be paid for by Microsoft.  Microsoft will provide notice to Vendor of any non-compliance.

9.8.	Vendor agrees to promptly correct any non-compliance detected within **** days from the date of the report unless a different period is agreed on by the parties for Vendor to come into compliance.

10.
IN WITNESS WHEREOF, the parties have executed this SOW by their duly authorized representative as of the Effective Date set forth above.

__/s/ Robert Jones                                    July 22, 2012__
Robert Jones, Microsoft GM WW Tele Mgt & Inside Sales                    Date

__/s/_Vahe Torossian                                July 25, 2012__
Vahe Torossian, Microsoft Corporate VP SMSP                        Date

__/s/ Timothy Burns                                    July 21, 2012__
Timothy Burns, Rainmaker Corporate Controller/SVP Finance & HR                Date

Exhibit A – Change Control Form

Date Requested: ____________________    Change Number ___________

Title of Request: ____________________________    Requested By: _____________________________

This Change to the [SOW Title] SOW dated [SOW Effective Date] between Microsoft Corporation (“Microsoft”) and [Company Name] (“Vendor”) is entered into between the parties and is effective on [Change Effective Date]. This Change Order is subject to all terms and conditions in the Agreement and SOW. The parties agree as follows:

Change Requested in: (Check all that apply) Specifications Deliverables Schedules Services Other ____________________________	Affected Section #s of Statement of Work, or name of other document:
Description of Change:
Reason for Change:
Impact of Request on SOW:
Section # Current language: Proposed language:

Category of Change (complete all that apply): Current Proposed:
Cost
Schedule
Resources
Effective Date
This Change Control will be effective on the _____ day of __________, 200__.
Vendor Approval
Print Name/Title____________________________ Signature__________________________ Date__________
Microsoft Approval
Print Name/Title____________________________ Signature__________________________ Date__________